UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2026

NEWTON GOLF COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41701	82-4938288
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

551 Calle San Pablo

Camarillo, CA 93012

(Address of principal executive offices, including ZIP code)

855-774-7888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NWTG	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into A Material Definitive Agreement.

Private Placement of Common Stock

On November 6, 2026, four additional investors, including Brett Hoge, a director of the Company (the “November Common Stock Investors”), became party to the Securities Purchase Agreement, dated as of August 14, 2026 (the “Securities Purchase Agreement”), among Newton Golf Company, Inc. (the “Company”) and the investors named therein (the “Common Stock Investors”), and the Company closed an additional tranche (the “Third Tranche”) of its private placement (the “Common Stock Private Placement”) of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock,” and such shares, the “Investor Shares”) pursuant thereto with the November Common Stock Investors. The November Common Stock Investors purchased 967,739 shares of Common Stock at a per share price of $1.24, for aggregate gross proceeds to the Company of $1,200,000.

The Common Stock Private Placement is structured in tranches, consisting of (i) an initial tranche of not less than $1,000,000 (the “First Tranche”) and (ii) one or more additional tranches (each, an “Additional Tranche”), until the aggregate purchase price for all tranches reaches up to $5,000,000. The First Tranche closed on August 14, 2026 for aggregate gross proceeds to the Company of $1,000,000, the Second Tranche closed on September 15, 2026 for aggregate gross proceeds to the Company of $271,000, and the Third Tranche closed on November 6, 2026 for aggregate gross proceeds to the Company of $1,200,000.

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Common Stock Investors, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties. The representations, warranties and covenants contained in the Securities Purchase Agreement were made only for purposes of such Securities Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Securities Purchase Agreement, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to investors generally. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

In addition, on November 6, 2026, the November Common Stock Investors became party to the Registration Rights Agreement, dated as of August 14, 2026 (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) no later than forty-five (45) calendar days after the closing date of each of the First Tranche and each Additional Tranche for purposes of registering the resale of the Investor Shares, to use its commercially reasonable efforts to have such Registration Statement declared effective by the earlier of (a) ninety (90) days following such filing deadline and (b) the tenth (10th) business day after the SEC notifies the Company that the Registration Statement will not be reviewed or will not be subject to further review, and to keep the Registration Statement effective until the date that all registrable securities covered by the Registration Statement (i) have been resold thereunder, or (ii) may be resold without volume or manner-of-sale limitations pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

The Common Stock Private Placement is exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Each November Common Stock Investor represented that it was an accredited investor (as defined in Rule 501(a) of Regulation D) or a qualified institutional buyer (as defined in Rule 144A) and was purchasing the Investor Shares solely for investment purposes, for its own account and not with a view to the resale or distribution of the Investor Shares. The Investor Shares are being offered without any general solicitation by the Company or its representatives. The Investor Shares sold and issued in the Common Stock Private Placement are not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

The foregoing descriptions of the Securities Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the form of Securities Purchase Agreement and the form of Registration Rights Agreement included as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Private Placement of Preferred Stock

On November 6, 2026, the Company entered into Series A Preferred Stock Subscription and Investment Representation Agreements (each, a “Subscription Agreement”) with two investors (the “Preferred Investors”) and closed its private placement (the “Preferred Stock Private Placement”) of shares of the Company’s Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”). The Preferred Investors purchased an aggregate of 5,000 shares of Series A Preferred Stock for aggregate gross proceeds to the Company of $500,000. The Series A Preferred Stock is convertible into shares of Common Stock at an initial conversion price of $1.00 per share. A full description of the Certificate of Designation of Series A Convertible Preferred Stock (the “Certificate of Designation”), which was filed with the Secretary of State of the State of Delaware on July 8, 2026, is set forth in Item 5.03 of the Company’s Current Report on Form 8-K filed with the SEC on July 9, 2026 and is incorporated herein by reference.

Each Subscription Agreement contains customary representations, warranties, and covenants of the Company and each Preferred Investor. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

The Preferred Stock Private Placement is exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Each Preferred Investor represented that it was an accredited investor (as defined in Rule 501(a) of Regulation D) and was purchasing the shares of Series A Preferred Stock solely for investment purposes, for its own account and not with a view to the resale of the shares. The shares of Series A Preferred Stock sold and issued in the Preferred Stock Private Placement are not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

The foregoing descriptions of the Subscription Agreement and the Certificate of Designation do not purport to be complete and are qualified in their entirety by reference to the form of Subscription Agreement and the Certificate of Designation included as Exhibits 10.3 and 3.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Exchange Agreement

As previously disclosed, on July 1, 2026, the Company entered into a Loan and Security Agreement with Brynnwood, LLLP, a Delaware limited liability partnership (the “Lender”), pursuant to which the Lender agreed to provide the Company with a senior secured revolving credit facility in an aggregate principal amount of up to $5,000,000 (the “Revolving Line”). On November 6, 2026, the Company entered into an Exchange Agreement (the “Exchange Agreement”) with the Lender, pursuant to which $1,000,000 of principal under the Revolving Line was exchanged for an aggregate of 211,693 shares of Common Stock and 7,875 shares of Series A Preferred Stock (the “Exchange”). The Exchange also closed on November 6, 2026. The Series A Preferred Stock is convertible into shares of Common Stock at an initial conversion price of $1.00 per share. A full description of the Certificate of Designation is set forth in Item 5.03 of the Company’s Current Report on Form 8-K filed with the SEC on July 9, 2026 and is incorporated herein by reference.

The Exchange Agreement contains customary representations, warranties, and covenants of the Company and the Lender. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company. The Exchange was made in reliance on the exemption from registration under Section 3(a)(9) of the Securities Act, which exempts exchanges by the issuer with existing security holders where no commission or remuneration is paid for soliciting the exchange.

The foregoing description of the Exchange Agreement and the Certificate of Designation do not purport to be complete and are qualified in their entirety by reference to the Exchange Agreement and the Certificate of Designation included as Exhibits 10.4 and 3.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Series A Convertible Preferred Stock of Newton Golf Company, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 9, 2026)
10.1*	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2026)
10.2	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2026)
10.3*	Form of Series A Preferred Stock Subscription and Investment Representation Agreement
10.4	Exchange Agreement, dated as of November 6, 2026, by and between the Company and Brynnwood, LLLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Pursuant to Item 601(a)(5) of Regulation S-K, certain exhibits and schedules have been omitted from this report and will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2026	NEWTON GOLF COMPANY, INC.

	By:	/s/ Akinobu Yorihiro
Akinobu Yorihiro
Interim Chief Executive Officer and Chief Technology Officer